SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

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                              Carver Bancorp, Inc.
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                (Name of Registrant as Specified in its Charter)

                             Boston Bank of Commerce
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       (Name of Person(s) Filing Proxy Statement if other than Registrant)

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                           The Boston Bank of Commerce
                            BBC Capital Market, Inc.
                               133 Federal Street
                                Boston, MA 02110
                                 (617) 457-4400



                                                              February 17, 2000


Dear Carver Bancorp Plan Participant:

                       YOUR VOTE IS STRICTLY CONFIDENTIAL


                  Enclosed is a letter that we sent to all shareholders of Carver Bancorp, Inc. As a participant in Carver's ESOP and/or 401K Plan, you are entitled to give the Trustee of the Plans instructions on how to vote your shares held under the Plan. Those instructions will be kept confidential by the Trustee, who is not in any way affiliated with Carver's management.

                  If you have any questions or require assistance voting, please call our proxy solicitor, Lawrence Dennedy, at MacKenzie Partners, Inc. at 800-322-2885 or 212-929-5500 (call collect).

                                         Sincerely,


                                         Kevin Cohee
                                         Chairman and Chief Executive Officer



                                         Teri Williams
                                         Senior Vice President